UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      March 10,  2006

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On March 10, 2006,  Hickok Incorporated (the "Company" or "seller") entered into an agreement to supply a proprietary product of the Company to SPX Corporation (the "buyer") per a purchase order (the "purchase order") dated March 10, 2006. The purchase order is for approximately $5,000,000 and the product is to be shipped during the Company's fiscal year ended September 30, 2006.

Item 8.01    Other Events.

On March 15, 2006, Hickok Incorporated issued a news release announcing the receipt of the purchase order described in Item 1.01 of this current report on Form 8-K. The news release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

            (d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	News Release, dated March 15, 2006.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    March 15, 2006

EXHIBIT  INDEX

Exhibit Number	Description of Exhibit
99.1	News Release, dated March 15, 2006